Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services Canada Corporation (the “Company”)
RBC Dominion Securities Inc.
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Mercedes-Benz Canada Auto Receivables, 2018-1 Asset-Backed Notes – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “20180731 SA Canada 2018-1 prel Pool KMPG Data Tape.xls” (the “Data File”), provided by the Company on August 13, 2018, containing certain information related to 19,652 motor vehicle installment sales contracts and installment loans secured by new and pre‑owned Mercedes‑Benz and smart automobiles (the “Receivables”) as of July 31, 2018, which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “ALFA” means the Company’s contract management system.

•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile receivables.

•
The term “Registration Document” means the original, photocopy, or facsimile of the Personal Property Security Act Registration (“PPSA Registration”), provided to us by the Company, which includes information such as the Vehicle Identification Number, Vehicle Make, and Vehicle Model Year, as issued by the Canadian province of origin.

•
The term “Conditional Sale Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes information such as the Origination Date, Original Principal Balance, Interest Rate, Monthly Payment Amount, Number of Payments, Vehicle Age

Classification (Model Year), Obligor Province, Vehicle Identification Number (“VIN”), First Payment Date, New/Used and the Loan Type (Simple Interest) for all provinces except for the province of Quebec.

•
The term “Contract of Sale by Installment” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes information such as the Origination Date, Original Principal Balance, Interest Rate, Monthly Payment Amount, Number of Scheduled Payments, Vehicle Age Classification (Model Year), Obligor Province, Vehicle Identification Number (“VIN”), First Payment Date, New/Used, and the Loan Type (Simple Interest) for the province of Quebec.

•
The term “Supplemental Data File” means an electronic data file provided by the Company on September 14, 2018, containing certain Balloon Amount and amortization schedule information related to 11 Sample Receivables (defined below).

•
The term “Receivable Files” means some or all of the following documents for each of the Sample Receivables (defined below): Conditional Sale Contract, Contract of Sale by Installment, Registration Document, Credit Application, Conditional Sale Contract Addendum, Supplemental Data File, and various screenshots contained within ALFA and ACE, furnished by the Company, which were represented by the Company to be either the original Receivable Files, a copy of the original Receivable Files, and copies of electronic records contained within ALFA and ACE. We make no representation regarding the validity or accuracy of these documents or the execution of the Conditional Sale Contract, Contract of Sale by Installment or Conditional Sale Contract Addendum by the Obligor.

I.	The Sample Receivables

The Company instructed us to select a random sample of 100 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables that we were instructed to randomly select from the Data File.

II.	The Data File

A.
For each Sample Receivable, we recomputed or compared the specified attributes listed below contained in the Data File to the corresponding information contained in or derived from the Receivable Files. The Specified Parties indicated that the absence of the specified documents in the Receivable Files or the inability to agree the indicated information from the Data File to the Receivable Files for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception.

Attributes	Receivable Files/Instructions
Costumer Account Number	ALFA
Origination Date	Conditional Sale Contract or Contract of Sale by Installment
Original Principal Balance
Conditional Sale Contract or Contract of Sale by Installment. In the event the “PCD_ORIG_AMT_FIN” field in the Data File did not agree to the Conditional Sale Contract or Contract of Sale by Installment, we were instructed by the Company to recompute the Original Principal Balance (the “Recomputed Original Principal Balance”) by subtracting the “Interest” amount indicated in line “8” of the Conditional Sale Contract or Contract of Sale by Installment from the “Total Obligation of the Buyer” amount indicated in line “14” or “18” of the Conditional Sale Contract or Contract of Sale by Installment

Attributes	Receivable Files/Instructions
Interest Rate	Conditional Sale Contract or Contract of Sale by Installment
Monthly Payment Amount	Conditional Sale Contract or Contract of Sale by Installment
Original Maturity Date	ALFA
Current Maturity Date	ALFA
Number of Scheduled Payments
Conditional Sale Contract or Contract of Sale by Installment, or Conditional Sale Contract Addendum. In the event the Number of Scheduled Payments in the “PCD_NBR_SCHED_PMTS” field in the Data File did not agree to the Number of Scheduled Payments listed in the Conditional Sale Contract, we were instructed by the Company to subtract the number of payments waived, as stated in the Conditional Sale Contract Addendum, from the Number of Scheduled Payments displayed on the Conditional Sale Contract

Vehicle Age Classification (Model Year)	Conditional Sale Contract or Contract of Sale by Installment
Obligor Province	ALFA
Vehicle Identification Number	Conditional Sale Contract or Contract of Sale by Installment
First Payment Date
Conditional Sale Contract or Contract of Sale by Installment or Conditional Sale Contract Addendum. In the event the First Payment Date in the “PCD_SCHED_FIRST_PMT_DATE” field in the Data File did not agree to the First Payment Date listed in the Conditional Sale Contract, we were instructed by the Company to add the number of months waived, as stated in the Conditional Sale Contract Addendum, to the First Payment Date in the Conditional Sale Contract.

Next Payment Due Date
ALFA. In the event the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_PMT_DATE” field in the Data File displayed a payment due date that was greater than the payment due date indicated in ALFA, we were informed by the Company that this was due to a prepayment made by the obligor. IN such cases, the Company provided a screenshot of obligor’s payment history from ALFA to evidence such prepayment.

Current Principal Balance	ALFA
Credit Score
ACE. We were instructed by the Company to compare the “PCD_MVP_CODE” field in the Data File to the “Approved MVP” or “Conditional MVP” code in ACE. The Company informed us that a Credit Score number is assigned to the applicant based on the applicant’s creditworthiness and that a number “1” means the highest credit score rating, while a number “4” means the lowest credit score rating

Attributes	Receivable Files/Instructions
New/Used
Conditional Sale Contract or Contract of Sale by Installment. We compared the “PCD_NEW_USED” field in the Data File to New/Used information indicated in the Conditional Sale Contract or Contract of Sale by Installment. In the event the Conditional Sale Contract or Contract of Sale by Installment indicated “Demo,” and the odometer reading indicated less than 15,000 kilometers, the Company instructed us to consider the Sample Receivable to be “New.” In the event the Conditional Sale Contract or Contract of Sale by Installment indicated “Demo,” and the odometer reading line indicated more than 15,000 kilometers, the Company instructed us to consider the Sample Receivable to be “Used”

Loan Type (Simple Interest)
Conditional Sale Contract or Contract of Sale by Installment. We were instructed by the Company to identify that the Conditional Sale Contract or Contract of Sale by Installment was printed using the 84-001-0527, 84-001-0522, 84-001-0707, FQ84-001-0707EQ, 84-001-1567EQ or 84-001-1567FQ Simple Interest standard contract templates

Sold Code Indicator
ALFA. We were instructed by the Company to consider the Sample Receivable to be unpledged to another securitization transaction if the “Securitization Pool Number” field in the “Miscellaneous” screen in ALFA was not populated (i.e., blank)

Recovery Indicator	ALFA. We were instructed by the Company to consider the Sample Receivable to be “Live” if the term “Live Schedule” was listed next to the account number in ALFA
Vehicle Manufacturer	Conditional Sale Contract or Contract of Sale by Installment.
Vehicle Value
ACE or ALFA. We compared the “PCD_VEHICLE_VALUE” field in the Data File to the “INV/BOOK’’ amount indicated in ACE. In the event the information did not agree, we were instructed by the Company to recompute the Vehicle Value (the “Recomputed Vehicle Value”) as the MSRP amount from ACE or ALFA multiplied by 93% for “New” vehicles, or by 85% for “Used” vehicles

Balloon Indicator	ALFA
Balloon Amount
Conditional Sale Contract or Contract of Sale by Installment, or Supplemental Data File. We compared the “PCD_BALLOON_PMT_ AMT” field in the Data File to the amount indicated in the Conditional Sale Contract or Contract of Sale by Installment. In the event the Balloon Amount did not agree, we were instructed by the Company to compare the Balloon Amount to the “Total Balloon” amount indicated in the Supplemental Data File

B.	For each Sample Receivable, we observed the presence of the following in the Receivable Files:

•	Credit Application. We were instructed by the Company that the presence of an “Application ID” field within ACE served as confirmation that a Credit Application was received by the Company.

•	Registration Document

•
Lien Holder. We were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Lien Holder. The Company informed us that Mercedes-Benz Financial Services Canada Corporation, Mercedes-Benz Financial, LA CORPORATION DE SERVICES FINANCIERS MERCEDES-BENZ CANADA, and SERVICES FINANCIERS MERCEDES-BENZ were acceptable Lien Holder names for the Company.

The information regarding the Sample Receivables in the Data File was found to be in agreement with the respective information contained in the Receivable Files, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Data File or the Receivable Files which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
 September 24, 2018

Exhibit A

The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*

1	2859	35	12564	69	10098
2	3441	36	1180	70	13673
3	15983	37	10760	71	818
4	13077	38	12021	72	14495
5	11264	39	7839	73	4462
6	18019	40	16311	74	2615
7	2044	41	16189	75	17177
8	5482	42	14677	76	2086
9	5056	43	3480	77	3387
10	662	44	2664	78	8330
11	14662	45	18782	79	17871
12	19636	46	7579	80	1454
13	10792	47	1101	81	11231
14	9129	48	7227	82	4823
15	19096	49	11495	83	9787
16	6661	50	4944	84	4128
17	11225	51	179	85	10231
18	3204	52	12158	86	4309
19	17001	53	10070	87	19273
20	8642	54	14418	88	12222
21	17494	55	12917	89	13005
22	17456	56	8703	90	11051
23	19241	57	10505	91	10743
24	8825	58	4282	92	9434
25	9971	59	4542	93	3702
26	12476	60	11722	94	16985
27	15687	61	16468	95	6340
28	4423	62	2851	96	7770
29	17600	63	1597	97	16300
30	5303	64	7556	98	4467
31	14375	65	12362	99	9655
32	17234	66	10908	100	12982
33	10633	67	2527
34	5295	68	12860

(*)	The Company has assigned a unique Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Exception

Sample Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
25	9971	Origination Date	2/29/2016	2/28/2016